UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report: April 2, 2013
(Date of earliest event reported)

E*TRADE Financial Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1271 Avenue of the Americas, 14th Floor, New York, New York 10020
(Address of Principal Executive Offices and Zip Code)

(646) 521-4300
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Items

On April 2, 2013, the United States District Court for the Southern District of New York (the “Court”) entered an order preliminarily approving the settlement of Rubery v. Caplan et al., 07 Civ. 8612 (JPO), a consolidated derivative action involving various claims against certain current and former directors and officers of E*TRADE Financial Corporation (the “Company”). Under the terms of the proposed settlement, the Company will implement or maintain a set of corporate governance and oversight reforms for a period of not less than four years following final approval of the settlement, subject to certain limitations. The parties did not reach an agreement on the amount of attorneys’ fees and expenses that should be awarded in the action, however, but have agreed to present the matter to the Court for resolution. Plaintiffs indicated in the settlement materials that they intend to seek up to $6,800,000 in attorneys’ fees and $150,000 in reimbursement of expenses. The Court scheduled a September 13, 2013 hearing to consider final approval of the settlement and the issue of plaintiffs’ attorneys’ fees and expenses. If the Court grants final approval of the settlement, the derivative litigation would be dismissed with prejudice.   The Company believes that the costs and expenses associated with the proposed settlement will not impact the Company’s financial condition.

Additional information and details concerning the settlement are contained in the form of Stipulation of Settlement (the “Stipulation”) attached as Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference.   Exhibit 99.2 contains the Notice of Pendency and Proposed Settlement of Action (the “Notice”).  Stockholders should read the Stipulation and the Notice for more information.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Stipulation of Settlement, dated October 2, 2012

99.2	Notice of Pendency and Proposed Settlement of Action

Forward-Looking Statements

This report contains forward-looking statements that are subject to a number of uncertainties and risks. Such forward-looking statements include statements about the proposed settlement, related approval and related matters. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: the settlement may not receive requisite approval, may not have the expected impact, including resolving the derivative action, or may require more activity or expense than expected. Additional risks and uncertainties can be found in the annual, quarterly and current reports on Form 10-K, Form 10-Q and Form 8-K previously filed by E*TRADE with the Securities and Exchange Commission (including information in these reports under the caption “Risk Factors”). Any forward-looking statement included in this report speaks only as of the date of this communication; the Company disclaims any obligation to update any information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Date:	April 10, 2013	By:	/s/ Karl A. Roessner
			Name:	Karl A. Roessner
			Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Stipulation of Settlement, dated October 2, 2012

99.2	Notice of Pendency and Proposed Settlement of Action

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